Exhibit 10.13

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

THIRD AMENDMENT TO EXCLUSIVE LICENSE AGREEMENT

This Third Amendment (“Third Amendment”) to Exclusive License Agreement effective as of September 28, 2021 (“Third Amendment Effective Date”) is by and between: SMERUD MEDICAL RESEARCH INTERNATIONAL AS, a company organized and existing under the laws of Norway, with a principal place of business is located at Thunes vei 2, N-0274 Oslo, Norway (“Smerud”) and ALLARITY THERAPEUTICS A/S, a company organized and existing under the laws of Denmark, with a principal place of business at Venlighedsvej 1, DK-2970 Hoersholm, Denmark (“Allarity”)(formerly Oncology Venture A/S), with reference to the following:

WITNESSETH:

WHEREAS, as of June 25, 2020, the Parties entered into an Exclusive License Agreement, (the “Original Agreement”) relating to the cancer drugs LiPlaCis® and 2X-l l l,

WHERAS, as of December 17, 2021, the Parties executed a First Amendment to the Original Agreement extending the time period in which Smerud may raise investment funding to support the licensed drug programs to April 1, 2021,

WHERAS, as of March 12, 2021, the Parties executed a Second Amendment to the Original Agreement extending the time period in which Smerud may raise investment funding to support the licensed drug programs to October 1, 2021

WHEREAS, Smerud and Allarity now desire to amend certain provisions of the Original Agreement, in order to further extend the time period for raising investment funding for the drug programs, to reflect the modifications, amendments, deletions and supplements set forth below.

NOW, THEREFORE, in consideration of the foregoing premises, and the mutual promises and covenants of Parties set forth herein, the Parties have agreed as follows:

1.	Definitions

Capitalized terms used in this First Amendment and not defined herein shall have the meanings assigned thereto in the Original Agreement.

2.	Amendments and Agreements

1)	In Section 2.4 of the Original Agreement, “Financing” (as modified by the First Amendment to said Agreement) is hereby amended and restated in its entirety as follows:

Financing. No later than December 31, 2021, SMERUD or NewCo will raise no less than [***] in financing to support and advance the Clinical Development Plans for both Licensed Drugs or at least [***] (the “Minimum Funding”) to support and advance the Clinical Development Plan for only one selected Licensed Drug. SMERUD or NewCo will confirm the achievement of raising these funds by providing OV with financial statements within thirty (30) days following any such financing. The funding may comprise a mix of investment capital, grant funding and Third Party partnership funding. The Minimum Funding shall be used exclusively to Develop, Manufacture and Commercialize the Licensed Drugs and shall not be used towards any other SMERUD drug development programs. The Minimum Funding is in addition to the value of the in-kind CRO services that SMERUD will contribute in advancing the Licensed Drugs and conducting the Clinical Development Plan.

3.	Effect

This Third Amendment shall be effective from the Third Amendment Effective Date.

4.	No Other Amendments

This Third Amendment shall be deemed to be part of and incorporated into the Original Agreement. Except as expressly set forth in this Third Amendment (together with the First Amendment), all of the terms and conditions of the Original Agreement shall remain unchanged and are ratified, confirmed in all respects, and remain in full force and effect.

5.	Counterparts

This Third Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall be deemed to constitute one and the same instrument. An executed signature page of this First Amendment delivered by facsimile transmission or by electronic mail in “portable document format” shall be as effective as an original executed signature page.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties hereto have executed this Third Amendment through their duly authorized representatives and made effective as of the Third Amendment Effective Date.

Allarity Therapeutics A/S		Smerud Medical Research International, AS

By:	/s/ James G. Cullem, J.D.	By:	/s/ Knut Smerud
Name:	James G. Cullem, J.D.	Name:	Knut Smerud
Title:	Senior V.P., Corporate Development	Title:	Chief Executive Officer

Date:	September 28, 2021	Date:	September 29, 2021

{Signature Page to Third Amendment to Exclusive License Agreement between OVand Smerud]